                               McGRAW-HILL, INC.
              ---------------------------------------------------
                     1993 Key Employee Stock Incentive Plan
              ---------------------------------------------------

                               McGRAW-HILL, INC.
           ---------------------------------------------------------

                     1993 Key Employee Stock Incentive Plan
           ---------------------------------------------------------





          SECTION                          CONTENTS                                                 PAGE
          -------                          --------                                                 ----
             1.                   Purpose; Definitions                                                1

             2.                   Administration                                                      4

             3.                   Stock Subject to Plan                                               6

             4.                   Eligibility                                                         7

             5.                   Stock Options                                                       8

             6.                   Stock Appreciation Rights                                          13

             7.                   Restricted Stock                                                   15

             8.                   Other Stock-Based Awards                                           18

             9.                   Change in Control Provisions                                       20

            10.                   Amendments and Termination                                         22

            11.                   Unfunded Status of Plan                                            23

            12.                   General Provisions                                                 24

            13.                   Effective Date of Plan                                             26

            14.                   Term of Plan                                                       27

                               McGRAW-HILL, INC.
           ---------------------------------------------------------

                     1993 Key Employee Stock Incentive Plan
           ---------------------------------------------------------

          SECTION 1.            PURPOSE; DEFINITIONS.



          The purpose of this McGraw-Hill, Inc. 1993 Key Employee Stock Incentive Plan (the "Plan") is to enable McGraw-Hill, Inc. ("McGraw-Hill") to offer key employees of the Company (as defined below) long term performance-based stock incentives and/or other equity interests in the Company, thereby attracting, retaining and rewarding such key employees, and strengthening the mutuality of interests between key employees and the Company's shareholders.

          For purposes of the Plan, the following terms shall be defined as set forth below:

      a.       "Board" means the Board of Directors of McGraw-Hill, Inc.

      b. "Cause" shall mean the employee's willful misconduct in respect of the employee's obligations to the Company or other acts of willful misconduct by the employee occurring during the course of the employee's employment (including, but not limited to, conviction for a felony or perpetration of a common law fraud).

      c. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

      d. "Commission" means the Securities and Exchange Commission or any successor thereto.

      e. "Committee" means the Management Compensation Committee of the Board. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board or by a committee of Board members consisting of Disinterested Persons.

      f. "Company" means McGraw-Hill, Inc., a corporation organized under the laws of the State of New York, or any successor corporation, and includes all domestic and foreign corporations, partnerships and other legal entities in which at least 40% of the voting securities or ownership interests are owned directly or indirectly by McGraw-Hill, Inc.

    g. "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan.

    h.         "Disinterested Person" shall have the meaning set forth in Rule
               16b-3.

    i. "Early Retirement" means retirement, with the approval of the Committee for purposes of one or more award(s) hereunder, from active employment with the Company prior to age 65, provided that the Committee may establish rules and procedures pursuant to which the Committee's approval shall be deemed to have been given.

    j. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

    k. "Executive Officer" means a person granted an award under this Plan who is subject to Section 16 of the Exchange Act.

    l. "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any given date, the mean between the highest and lowest prices at which the Stock is actually traded on such date as reflected in the New York Stock Exchange Composite Transactions, or, if there is no sale of the Stock on such date, the mean between the bid and asked prices on such Exchange at the close of the market on such date or, if there is no bid and asked activity on such date, such value as may be determined by the Committee in good faith.

    m. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

    n. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

    o. "Normal Retirement" means retirement from active employment with the Company on or after age 65.

    p. "Other Stock-Based Award" means an award under Section 8 below that is payable in cash or stock and is valued in whole or in part by reference to, or is otherwise based on, Stock.

    q. "Plan" means this McGraw-Hill, Inc. 1993 Key Employee Stock Incentive Plan, as hereinafter amended from time to time, including any rules, guidelines or interpretations of the Plan adopted by the Committee.

      r. "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 below.

      s.       "Retirement" means Normal or Early Retirement.

      t. "Rule 16b-3" means Rule 16b-3 under the Exchange Act as in effect from time to time.

      u. "Stock" means the Common Stock, $1.00 par value per share, of McGraw-Hill.

      v. "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

      w. "Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

      In addition, the terms "Change in Control" and "Change in Control Price" shall have meanings set forth, respectively, in Sections 9(b) and (c) below.

      SECTION 2.    ADMINISTRATION.



      The Plan shall be administered by the Committee.

      The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other key employees eligible under Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock and/or
(iv) Other Stock-Based Awards.

      In particular, the Committee shall have the authority:

           (i) to select the officers and other key employees of the Company to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be granted hereunder;

          (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards or any combination thereof, are to be granted hereunder to one or more eligible employees;

         (iii) to determine the number of shares to be covered by each such award granted hereunder;

          (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price, any restriction or limitation, or any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and/or the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion);

           (v) to determine whether, to what extent and under what circumstances grants of Options and/or other awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other cash awards made by the Company outside of this Plan; and

          (vi) to determine whether, to what extent and under what circumstances a Stock Option may be settled in cash under Section 5(k).

              Subject to Section 10 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

              Subject to Section 10 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

          SECTION 3.            STOCK SUBJECT TO PLAN.

          The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,300,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          The aggregate number of shares of Stock awarded or granted by the Company under this Plan for Restricted Stock and Other Stock-Based Awards shall not exceed 49% of the shares of Stock available for awards or grants of Stock by the Company under the Plan. There shall be no comparable limitation, however, on the aggregate number of shares of Stock awarded or granted by the Company under this Plan for Stock Options or Stock Appreciation Rights.

          If any shares of Stock that are subject to any Restricted Stock or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If any shares of Stock that have been optioned cease to be subject to a Stock Option, such shares shall again be available for distribution in connection with future grants and awards under the Plan.

          In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Plan participant or a regular cash dividend), Stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, and in the number of shares subject to other outstanding awards (including but not limited to awards of Restricted Stock and Other Stock-Based Awards) granted under the Plan, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

          No optionee will be granted Stock Options or Stock Appreciation Rights under both the Plan and the Company's 1987 Key Employee Stock Incentive Plan to receive more than 230,000 shares of Stock in the aggregate over the term of the Plan and the term of the 1987 Key Employee Stock Incentive Plan. With respect to the 1987 Key Employee Stock Incentive Plan, however, the aforesaid limitation shall only apply to Options or Rights not heretofore issued and therefore still available for issuance. The foregoing limitation set forth in this paragraph is intended to satisfy certain requirements applicable to Stock Options and Stock Appreciation Rights to qualify as performance- based compensation within the meaning of Section 162(k) of the Code. In the event that Code regulations are issued which eliminate the requirement for such limitation to qualify Stock Options and Stock Appreciation Rights as performance-based compensation, then this paragraph of Section 3 shall no longer be operative.

          SECTION 4.            ELIGIBILITY.



          Officers and other key employees of the Company (but excluding members of the Committee and any person who serves only as a director of the Board) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company are eligible to be granted Options and/or other awards under the Plan. Eligibility under the Plan shall be determined solely by the Committee.

          SECTION 5.            STOCK OPTIONS.



          Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

          Stock Options granted under the Plan may be of two types; (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

          The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

          Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

          Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock at grant.

          (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted, and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date the Option is granted.

          (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant provided, however, that, except as provided in Sections 5(f), (g) and (h) and Section 9, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

          (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of unrestricted Stock duly owned by the optionee (and for which the optionee has good title free and clear of any liens and encumbrances) based, in each such case, on the Fair Market Value of the Stock on the last trading date preceding payment, as determined by the Committee.

          No shares of Stock shall be issued until payment, as provided herein, therefore has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid for such shares as provided herein, and, if requested, has given the representation described in Section 12(a).

          (e) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (f) TERMINATION BY DEATH. Subject to Section 5(j), if an optionee's employment by the Company terminates by reason of death, any Stock Option held by such optionee, unless otherwise determined by the Committee at or after grant, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g) TERMINATION BY REASON OF DISABILITY. Subject to Section 5(j), if an optionee's employment by the Company terminates by reason of Disability, any Stock Option held by such optionee, unless otherwise determined by the Committee at or after grant, shall be fully vested and may thereafter be exercised by the optionee for a period of three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such other period as the Committee shall specify at or after grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (h) TERMINATION BY REASON OF RETIREMENT. Subject to Section 5(j), if an optionee's employment by the Company terminates by reason of Normal Retirement, any Stock Option held by such optionee, unless otherwise determined by the Committee at or after grant, shall be fully vested and may thereafter be exercised by the optionee for a period of three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Unless the Committee otherwise determines at or after the time of grant, if an optionee's employment with the Company terminates by reason of Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee to the extent it was exercisable at the date of retirement for a period of thirty-six (36) months (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, if the optionee dies within such thirty-six (36) month period, any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. If and only if the Committee so approves at the time of Early Retirement, if an optionee's employment with the Company terminates by reason of Early Retirement, any Stock Option held by the optionee shall be fully vested and may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

          (i) OTHER TERMINATION. Unless otherwise determined by the Committee at or after the time of grant, if an optionee's employment terminates for any reason other than Death, Disability, Retirement or for Cause, any Stock Option held by such optionee, unless otherwise determined by the Committee at or after grant, may thereafter be exercised by the optionee to the extent it was exercisable at the date of termination for a period of six months (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, if the optionee dies within such six-month period (or such other period as the Committee shall specify at or after grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent that it was exercisable at the date of termination for a period of twelve months from the time of such death, or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option. If an optionee's employment with the Company is involuntarily terminated by the Company for Cause, the Stock Option shall thereupon terminate and shall not be exercisable thereafter.

          (j) INCENTIVE STOCK OPTION LIMITATIONS. To the extent required for "incentive stock option" status under Section 422(d) of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) shall not exceed $100,000. If Section 422 is hereafter amended to delete the requirement now in Section 422(d) with respect to the $100,000 limitation, then this first paragraph of Section 5(j) shall no longer be operative. If Section 422 is hereafter amended to adjust the amount of the $100,000 limitation, then the first sentence of Section 5(j) shall be automatically adjusted to reflect the new amount.

          To the extent (i) a participant's employment with the Company is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise first exercisable in any calendar year during the post-termination period specified under Section 5(f), (g) or
(h), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an "incentive stock option" in any calendar year during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option. If the exercise of an Incentive Stock Option is accelerated by reason of a Change In Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

          (k) Buyout and Settlement Provisions. The Committee may at any time offer to buy out an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

          SECTION 6.    STOCK APPRECIATION RIGHTS.



          (a) GRANT AND EXERCISE. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

                   A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

                   A Stock Appreciation Right may be exercised by an optionee, in accordance with Section 6(b), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

          (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this
                        Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

               (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment, subject however to Section 6(b)(v) below.

              (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(e) of the Plan.

               (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

                (v) In its sole discretion, the Committee may grant "Limited Stock Appreciation Rights" i.e., Stock Appreciation Rights that become exercisable only in the event of a Change in Control, subject to such terms and conditions as the Committee may specify at grant. Said Limited Stock Appreciation Rights shall be settled solely in cash.

                   SECTION 7.   RESTRICTED STOCK.



          (a) ADMINISTRATION. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

                   The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

                   The provisions of Restricted Stock awards need not be the same with respect to each recipient, and such awards to individual recipients need not be the same in subsequent years.

          (b) AWARDS AND CERTIFICATES. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award. Further, such award shall be subject to the following conditions:

                (i) The purchase price for shares of Restricted Stock shall be equal to or less than their par value and may be zero.

               (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and by paying whatever price (if any) is required under
                        Section 7(b)(i).

              (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                        "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the McGraw-Hill, Inc. 1993 Key Employee Stock Incentive Plan and an Agreement entered into between the registered owner and McGraw-Hill, Inc. dated ----------. Copies of such Plan and Agreement are on file in the offices of McGraw-Hill, Inc., 1221 Avenue of the Americas, New York, NY 10020."

               (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Stock covered by such award.

          (c) RESTRICTIONS AND CONDITIONS. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

               (ii) Except as provided in Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, the right to vote the shares, and the right to receive any dividend or dividend equivalent payments in cash with respect to such shares.

              (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Company for any reason during the Restriction Period, all shares still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at or after grant.

               (iv) In the event of hardship or other special circumstances of a participant whose employment with the Company is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock based on such factors as the Committee may deem appropriate.

                (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the participant. Subject to Section 12(a), all legends shall be removed from said certificates at the time of delivery to the participant.

           SECTION 8.     OTHER STOCK-BASED AWARDS.



          (a) ADMINISTRATION. Other awards of Stock and other awards that are payable in cash or Stock and are valued in whole or in part by reference to, or are otherwise based in whole or in part on, Stock ("Other Stock-Based Awards"), including, without limitation, cash or Stock settled performance shares, cash or Stock settled stock appreciation rights and shares valued by reference to subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock.

                   Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, the cash payment to be made pursuant to any such award, and all other conditions of the awards. The Committee may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

                   The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

          (b) TERMS AND CONDITIONS. Other Stock-Based Awards made pursuant to this Section 8 shall be subject to the following terms and conditions:

               (i) Subject to the provisions of this Plan and the award agreement referred to in Section 8(b)(v) below, the participant's rights with respect to the award, including the shares subject to awards made under this Section 8, may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, if later, the date on which any applicable restriction, performance or deferral period lapses.

              (ii) Unless otherwise determined by the Committee at the time of award, subject to the provisions of this Plan and the award agreement, the recipient of an award under this
                      Section 8 shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares or deemed number of shares covered by the award, as determined at or after the time of the award by the Committee, in its sole discretion.

             (iii) Any award under this Section 8, any cash payment covered by any such award and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

              (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an award under this Section 8.

               (v) Each award under this Section 8 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

              (vi) Stock issued on a bonus basis under this Section 8 may be issued for no cash consideration.

         SECTION 9.   CHANGE IN CONTROL PROVISIONS



         (a) IMPACT OF EVENT. In the event of a "Change in Control" as defined in Section 9(b), the following acceleration and valuation provisions shall apply:

                   (i) Any Stock Appreciation Rights (including, without limitation, any Limited Stock Appreciation Rights) outstanding for at least 6 months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

                   (ii) The restrictions and deferral limitations applicable to any Restricted Stock and Other Stock Based
                           Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

                   (iii)   All outstanding Stock Options, Stock Appreciation

                           Rights, Restricted Stock and Other Stock Based Awards, shall be cashed out on the basis of the "Change in Control Price" as defined in Section 9(c) as of the date such Change in Control is determined to have occurred.

         (b) DEFINITION OF "CHANGE IN CONTROL". For purposes of this Plan, the term "Change in Control" shall mean any of the following events:

                   (i) The acquisition (other than from the Company) by any person, entity or "group", within the meaning of
                           Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of common stock or the combined voting power of McGraw-Hill's then outstanding voting securities entitled to vote generally in the election of directors; or

                  (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by McGraw-Hill's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of McGraw-Hill, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

                 (iii) Approval by the stockholders of McGraw-Hill of a reorganization, merger, or consolidation, in each case, with respect to which persons who were the stockholders of McGraw-Hill immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of McGraw-Hill or of the sale of all or substantially all of the assets of McGraw-Hill.

       (c) CHANGE IN CONTROL PRICE. For purposes of this Section 9, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index, or paid or offered in any bona fide transaction related to a Change in Control of McGraw-Hill at any time during the preceding sixty-day period as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Incentive Stock Options or Stock Appreciation Rights (or, where applicable, the date on which a cashout occurs under Section 9(a)(iii)).

          SECTION 10.             AMENDMENTS AND TERMINATION.



          The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award theretofore granted, without the optionee's or participant's consent, or which, without the approval of the Company's shareholders, would require shareholder approval under Rule 16b-3.

          The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

          Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

              SECTION 11.     UNFUNDED STATUS OF PLAN.



          The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company.

             SECTION 12.    GENERAL PROVISIONS.



          (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          (c) The adoption of the Plan shall not confer upon any employee of the Company any right to continued employment with the Company as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees at any time.

          (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for income tax purposes with respect to any Option or other award under the Plan (including dividends or dividend equivalents on any non-vested Restricted Stock Award or Other Stock-Based Award), the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, FICA, state, or local taxes of any kind required by law to be withheld or paid with respect to such amount. Unless otherwise determined by the Committee, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

          (e) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York.

          (f) Any award payment under this Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

          (g) With respect to Executive Officers, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of this Plan or any action under this Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with rule 16b-3 and, if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Each award to an Executive Officer under this Plan shall be deemed issued subject to the foregoing qualification.

             SECTION 13.     EFFECTIVE DATE OF PLAN.



          The Plan shall be effective as of February 24, 1993 subject to the approval of the Plan by the holders of a majority of the shares of the Company's Stock and $1.20 Convertible Preference Stock, $10 par value, voting together as a single class and not as separate classes, at the 1993 annual shareholders' meeting scheduled to be held as of April 28, 1993.

              SECTION 14.    TERM OF PLAN.


          No Stock Option, Stock Appreciation Right, Restricted Stock or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of shareholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.





February 24, 1993

As amended:  December 1, 1993